Execution Version
AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT
THIS AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT, dated
as of July 1, 2013 (this “Amendment”), to the Credit Agreement, dated as of August 2, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OM GROUP, INC., a Delaware corporation (the “Company”), HARKO C.V., a limited partnership (commanditaire vennootschap) organized under the laws of the Netherlands (the “Dutch Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
The Company has requested that the Required Lenders agree to amend certain covenants set forth in the Credit Agreement and to waive certain post closing obligations set forth in Section 6.14 to the Credit Agreement, and the Administrative Agent and each of the Lenders party hereto (which Lenders collectively constitute the Required Lenders), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement and to waive such post closing obligations, in each case as herein provided.
Accordingly the Company and the Lenders party hereto agree as follows:
Section 1.     Amendment. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended to delete Section 6.19 thereof.
Section 2.     Waiver. The Borrowers have requested that the Lenders and the Administrative Agent consent to the waiver of any outstanding post closing deliverables set forth in Schedule 6.14 of the Credit Agreement, including, without limitation, items 8(c)(i), 8(c)(iv), 8(c)(vi), 8(e)(viii), 8(e)(ix), 8(e)(x), 8(e)(xi), 8(e)(xiii) and 9(i) of Schedule 6.14 to the Credit Agreement (the “Outstanding Post Closing Obligations”). Subject to the satisfaction of the conditions set forth in Section 3 below, the Administrative Agent and the Required Lenders hereby waive the Outstanding Post Closing Obligations.
Section 3.     Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied (such date, the “Amendment No. 2 Effective Date”):

(a)the Administrative Agent shall have received this Amendment, duly executed and delivered by the Company, the Administrative Agent and Lenders constituting the Required Lenders; and
(b)the Company shall have paid all expenses as set forth in Section 4 hereof (to the extent invoiced).
Section 4.     Reimbursement of Expenses. The Company agrees to pay in
accordance with the terms of Section 10.04 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.
Section 5.     Reference to and Effect on the Loan Documents.

(a)	Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b)	Except as expressly set forth herein, this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, the Guarantors or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c)	It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, except as expressly set forth in Section 1, and as amended by this Amendment. The Company hereby agrees to execute, acknowledge, deliver, record, re-record, file, re-file, register and reregister any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents, in each case, as amended by this Amendment.

(d)	For the avoidance of doubt, each Lender executing this Amendment here-
by authorizes the Administrative Agent to take any and all necessary actions to effect the purpose of the foregoing sentence, including, without limitation, amending any of Loan Documents (other than the Credit Agreement) without further action or consent of the Lenders.

(e)	This Amendment is a Loan Document. For the avoidance of doubt, the indemnification provisions set forth in Section 10.04 of the Credit Agreement shall apply to this Amendment.

Section 6.     Representations and Warranties. In order to induce the Required Lenders to consent to the amendments and waivers contained herein, the Company represents and warrants as set forth below:
(a)After giving effect to this Amendment, the Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendments to the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.
(b)The Company reaffirms as of the date hereof and the Amendment No. 2 Effective Date its covenants and agreements contained in the Credit Agreement. The Company further confirms that each Collateral Document and other Loan Document to which it is a party is, and shall continue to be, in full force and effect (except as expressly set forth in Section 1), and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be amended by this Amendment.
(c)Immediately after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(d)This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(e)The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment.
(f)As of the date hereof (and giving effect to this Amendment), no event has occurred and is continuing that would constitute an Event of Default or a Default.
Section 7.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
Section 8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.     Headings. Section headings herein are included herein for
convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 10.     Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 11.     Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 12.     Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 13.     Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY
LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED
ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A)
CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY
OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH
OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO
ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND
THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

OM Group, Inc., as Borrower

By:	/s/ Christopher M. Hix
	Name:	Christopher M. Hix
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Fani Davidson
	Name:	Fani Davidson
	Title:	Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

PNC BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Christian S. Brown
	Name:	Christian S. Brown
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

SUMMITOMOM MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey A. White
	Name:	Jeffrey A. White
	Title:	Vice President

DZ Bank AG, London Branch, as an Existing Lender

By:	/s/ Avi Anar
	Name:	Avi Anar
	Title:	Senior Vice President

FIRSTMERIT BANK, N.A., as an Existing Lender

By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Jeffrey Kridler
	Name:	Jeffrey Kridler
	Title:	Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

JPMorgan Chase Bank, N.A.

By:	/s/ Dana J. Moran
	Name:	Dana J. Moran
	Title:	Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Beth A. Henry
	Name:	Beth A. Henry
	Title:	Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

BNP Paribas, as a Lender

By:	/s/ Berangere Allen
	Name:	Berangere Allen
	Title:	Director

By:	/s/ Melissa Balley
	Name:	Melissa Balley
	Title:	Director

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

Mizuho Corporate Bank Limited, as a Lender

By:	/s/ James Fayen
	Name:	James Fayen
	Title:	Deputy General Manager

LENDER SIGNATURE PAGE TO AMENDMENT NO 2. TO CREDIT AGREEMENT OF OM GROUP, INC.

RBS CITIZENS, N.A., as a Lender

By:	/s/ Lisa A. Garling
	Name:	Lisa A. Garling
	Title:	Vice President